EXHIBIT 99.1

Dana Incorporated

Unaudited Pro Forma Consolidated Financial Statements

(In millions, except where noted)

On January 1, 2026, Dana Incorporated (“Dana”) completed the previously announced sale of its Off-Highway business to Allison Transmission Holdings, Inc. (“Allison”) for $2,664, which reflects initial sale price adjustments based on net working capital and net indebtedness. The cash sale price is subject to further adjustment based on net working capital and net indebtedness balances as of the closing date.

The unaudited pro forma consolidated financial statements have been derived from Dana’s historical consolidated financial statements and give effect to the impact of the Off-Highway business divestiture. Dana began reporting the results of the Off-Highway business in discontinued operations in the second quarter of 2025 and the assets and liabilities of the Off-Highway business were reported as held-for-sale as of June 30, 2025.

The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2025 and for each of the years ended December 31, 2024 and 2023 have been prepared as if the Off-Highway business sale transaction occurred on January 1, 2023, in that they reflect the removal of the Off-Highway business results for all periods presented. The unaudited pro forma consolidated balance sheet as of September 30, 2025 has been prepared as if the Off-Highway business sale transaction occurred on September 30, 2025.

Dana will be using a portion of the proceeds from the sale of its Off-Highway business to purchase and redeem certain of its outstanding senior notes. On December 4, 2025, Dana offered to purchase at a price equal to 100.00% of the principal amount tendered plus accrued and unpaid interest up to $173 of its 5.375% Senior Notes due November 15, 2027, up to $173 of its 5.625% Senior Notes due June 15, 2028, up to €141of its 3.000% Senior Euro Notes due July 15, 2029, up to $173 of its 4.250% Senior Notes due September 1, 2030, up to €184 of its 8.500% Senior Euro Notes due July 15, 2031 and up to $152 of its 4.500% Senior Notes due February 15, 2032. The offers are conditioned on Dana receiving proceeds from the sale of its Off-Highway business and other customary conditions. In addition, on December 4, 2025, Dana issued notices of conditional full redemption with a redemption date of January 8, 2026 for all of its outstanding 5.375% Senior Notes due November 15, 2027 and 5.625% Senior Notes due June 15, 2028 at a redemption price equal to 100.00% plus accrued and unpaid interest. The purchases and redemptions are conditioned on Dana receiving proceeds from the sales of its Off-Highway business. Pro forma adjustments included in the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024 give effect to the senior note purchases and redemptions as further described in the notes to the unaudited pro forma consolidated financial statements, as if they had occurred on January 1, 2024. The unaudited pro forma consolidated balance sheet as of September 30, 2025 has been prepared as if the senior note redemptions had occurred on September 30, 2025.

In connection with the sale of the Off-Highway business, Dana entered into transition services agreements with Allison. Services to be provided by Dana under the transition services agreements included finance, information technology, human resources and certain other administrative services for periods up to 12 months. Pro forma adjustments included in the unaudited pro forma consolidated statements of operations for the year ended December 31, 2024 give effect to the transition service agreements, as further described in the notes to the unaudited pro forma consolidated financial statements, as if they had commenced on January 1, 2024.

The unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X, as amended, and are based upon management’s estimates utilizing the best available information and are subject to the assumptions and adjustments described below and in the accompanying notes to the unaudited pro forma consolidated financial statements. The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not intended to represent what Dana’s financial position or results of operations would have been if the Off-Highway business sale transaction described above had occurred as of the dates indicated. In addition, the unaudited pro forma consolidated financial statements are based on preliminary estimates and assumptions that are subject to change and therefore, are not necessarily indicative of Dana’s future financial position or results of operations.

The unaudited pro forma consolidated financial statements should be read in conjunction with Dana’s historical consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.

In the enclosed unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations, the amounts reflected in each of the columns presented are described below:

As Reported – This column reflects Dana’s historical financial statements for the periods presented and does not reflect any adjustments related to the Off-Highway business sale transaction. The as reported consolidated balance sheet as of September 30, 2025 and the as reported consolidated statement of operations for the nine months ended September 30, 2025 were derived from Dana’s unaudited financial statements included in its Quarterly Report on Form 10-Q for the period ended September 30, 2025. The as reported consolidated statement of operations for the years ended December 31, 2024 and 2023 were derived from Dana’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2024.

Removal of Off-Highway Business – The unaudited pro forma financial information related to the Removal of Off-Highway Business has been prepared in accordance with the discontinued operations guidance in Accounting Standards Codification 205, “Financial Statement Presentation”, unless otherwise noted in the footnotes to the unaudited pro forma consolidated financial statements. Therefore, this does not reflect what Dana’s or the Off-Highway business’s results of operations would have been on a stand-alone basis and are not necessarily indicative of Dana’s or the Off-Highway business’s future results of operations. Discontinued operations does not include any allocation of general corporate overhead expenses of Dana to the Off-Highway business. The information in the Removal of Off-Highway Business column was prepared based on Dana’s unaudited and audited financial statements and only includes costs that are directly attributable to the results of the Off-Highway business. Dana believes that the adjustments included within the Removal of Off-Highway Business column of the unaudited pro forma consolidated financial statements are consistent with the guidance for discontinued operations in accordance with U.S. GAAP. Dana’s current estimates on a discontinued operations basis are preliminary and could change as Dana finalizes the accounting for the discontinued operations to be reported in Dana’s Annual Report on Form 10-K for the year ended December 31, 2025. In addition, this column in the unaudited pro forma consolidated balance sheet reflects additional pro forma adjustments related to the sale of the Off-Highway business pursuant to the Purchase Agreement, which are further described in the accompanying notes and includes estimated cash proceeds received in connection with the sale, transaction costs and estimated pre-tax gain on sale in retained earnings.

Other Transaction Adjustments – This column in the unaudited pro forma consolidated statements of operations and the unaudited pro forma consolidated balance sheet reflect additional pro forma adjustments which are further described in the accompanying notes and include the senior note redemptions and transition services agreements. The pro forma adjustments are based on available information and assumptions that Dana’s management believes are reasonable to reflect the impact of events directly attributable to the Off-Highway business sale transaction. Further, the Off-Highway business sale transaction has the potential to impact the allocation of profit across jurisdictions as well as various tax structuring actions and strategies. Evidence could become available which may require Dana to adjust its tax positions including those related to valuation allowances, which could impact Dana’s financial results as outlined in the unaudited pro forma consolidated financial statements.

Dana Incorporated

Unaudited Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2025

(In millions, except per share amounts)

		Other
		Transaction
	As Reported	Adjustments		Pro Forma
Net sales	$5,633	$—		$5,633
Costs and expenses
Cost of sales	5,211			5,211
Selling, general and administrative expenses	291			291
Amortization of intangibles	6			6
Restructuring charges, net	17			17
Other income (expense), net	(31)			(31)
Earnings from continuing operations before interest and
income taxes	77	—		77
Interest income	8			8
Interest expense	130	(51)	e	79
Income (loss) from continuing operations before income
taxes	(45)	51		6
Income tax expense (benefit)	(2)	11	h	9
Equity in earnings of affiliates	27			27
Net income (loss) from continuing operations	(16)	40		24
Less: Noncontrolling interests net income	13			13
Less: Redeemable noncontrolling interests net loss	—			—
Net income (loss) from continuing operations attributable
to the parent company	$(29)	$40		$11

Net income (loss) per share available to common
stockholders
Basic earnings (loss) per share from continuing operations	$(0.21)			$0.08
Diluted earnings (loss) pers share from continuing operations	$(0.21)			$0.08

Weighted-average common shares outstanding
Basic	139.2			139.2
Diluted	139.2			141.1	j

The accompanying notes are in integral part of the unaudited pro forma consolidated financial statements.

Dana Incorporated

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2024

(In millions, except per share amounts)

		Removal of	Other
		Off-Highway	Transaction
	As Reported	Business (a, b)	Adjustments		Pro Forma
Net sales	$10,284	$(2,550)	$—		$7,734
Costs and expenses
Cost of sales	9,408	(2,052)			7,356
Selling, general and administrative expenses	524	(95)			429
Amortization of intangibles	13	(5)			8
Restructuring charges, net	76	(6)			70
Loss on disposal group previously held for sale	(26)				(26)
Other income (expense), net	(11)	(10)	33	g	12
Earnings (loss) before interest and income taxes	226	(402)	33		(143)
Loss on extinguishment of debt			(6)	e	(6)
Interest income	15	(2)			13
Interest expense	161	(3)	(65)	e	93
Earnings (loss) before income taxes	80	(401)	92		(229)
Income tax expense	139	(120)	19	h	38
Equity in earnings of affiliates	10				10
Net loss	(49)	(281)	73		(257)
Less: Noncontrolling interests net income	21				21
Less: Redeemable noncontrolling interests net loss	(13)				(13)
Net loss attributable to the parent company	$(57)	$(281)	$73		$(265)

Net loss per share available to common stockholders
Basic	$(0.39)				$(1.83)
Diluted	$(0.39)				$(1.83)

Weighted-average common shares outstanding
Basic	145.2				145.2
Diluted	145.2				145.2

The accompanying notes are in integral part of the unaudited pro forma consolidated financial statements.

Dana Incorporated

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2023

(In millions, except per share amounts)

Removal of
Off-Highway
As Reported	Business (a, b)	Pro Forma
Net sales	$10,555	$(2,942)	$7,613
Costs and expenses
Cost of sales	9,655	(2,419)	7,236
Selling, general and administrative expenses	549	(109)	440
Amortization of intangibles	13	(5)	8
Restructuring charges, net	25	(2)	23
Other income (expense), net	3	(17)	(14)
Earnings (loss) before interest and income taxes	316	(424)	(108)
Loss on extinguishment of debt	(1)	(1)
Interest income	17	(2)	15
Interest expense	154	(2)	152
Earnings (loss) before income taxes	178	(424)	(246)
Income tax expense	121	(116)	5
Equity in loss of affiliates	(9)	(9)
Net income (loss)	48	(308)	(260)
Less: Noncontrolling interests net income	22	22
Less: Redeemable noncontrolling interests net loss	(12)	(12)
Net income (loss) attributable to the parent company	$38	$(308)	$(270)

Net income (loss) per share available to common
stockholders
Basic	$0.26	$(1.87)
Diluted	$0.26	$(1.87)

Weighted-average common shares outstanding
Basic	144.4	144.4
Diluted	144.6	144.4	j

The accompanying notes are in integral part of the unaudited pro forma consolidated financial statements.

Dana Incorporated

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2025

(In millions, except share and per share amounts)

		Removal of		Other
		Off-Highway		Transaction
	As Reported	Business (a)		Adjustments		Pro Forma
Assets
Current assets
Cash and cash equivalents	$414	$2,664	d	$(1,549)	f	$1,529
Accounts receivable
Trade, less allowance for doubtful accounts of $16	1,184					1,184
Other	228					228
Inventories	1,112					1,112
Other current assets	151					151
Current assets of disposal group held for sale	1,040	(1,040)	d			—
Total current assets	4,129	1,624		(1,549)		4,204
Intangibles	74					74
Deferred tax assets	541					541
Other noncurrent assets	96					96
Investments in affiliates	96					96
Operating lease assets	310					310
Property, plant and equipment, net	1,887					1,887
Noncurrent assets of disposal group held for sale	975	(975)	d			—
Total assets	$8,108	$649		$(1,549)		$7,208

Liabilities, redeemable noncontrolling interests and equity
Current liabilities
Short-term debt	$630	$—		$(250)	f	$380
Current portion of long-term debt	22					22
Accounts payable	1,206					1,206
Accrued payroll and employee benefits	201					201
Taxes on income	64					64
Current portion of operating lease liabilities	41					41
Other accrued liabilities	301	59	c, d			360
Current liabilities of disposal group held for sale	693	(693)	d			—
Total current liabilities	3,158	(634)		(250)		2,274
Long-term debt, less debt issuance costs	2,565			(1,293)	e, f	1,272
Noncurrent operating lease liabilities	274					274
Pension and postretirement obligations	257					257
Other noncurrent liabilities	297					297
Noncurrent liabilities of disposal group held for sale	219	(219)	d			—
Total liabilities	6,770	(853)		(1,543)		4,374
Commitments and contingencies
Redeemable noncontrolling interests	188					188
Parent company stockholders' equity
Preferred stock, 50,000,000 shares authorized, $0.01 par value, no shares outstanding	—	—		—		—
Common stock, 450,000,000 shares authorized, $0.01 par value, 121,917,210 shares outstanding	1					1
Additional paid-in capital	1,863					1,863
Retained earnings	297	1,287	d	(6)	i	1,578
Treasury stock, at cost (1,330,258 shares)	(21)					(21)
Accumulated other comprehensive loss	(1,047)	215	d			(832)
Total parent company stockholders' equity	1,093	1,502		(6)		2,589
Noncontrolling interests	57					57
Total equity	1,150	1,502		(6)		2,646
Total liabilities, redeemable noncontrolling interests and equity	$8,108	$649		$(1,549)		$7,208

The accompanying notes are in integral part of the unaudited pro forma consolidated financial statements.

Dana Incorporated

Notes to the Unaudited Pro Forma Consolidated Financial Statements

(In millions, except where noted)

The following items resulted in transaction adjustments in the unaudited consolidated financial statements:

a.	Reflects the removal of the associated assets, liabilities and operations attributable to the Off-Highway business, which were included in Dana’s historical financial statements.

b.	Net sales and costs of sales from Dana to the Off-Highway business under intercompany sales agreements were previously eliminated in consolidation by Dana. Dana and the Off-Highway business will continue certain of these arrangements post divestiture. The supply agreements governing these sales arrangements represent a continuation of existing historical product sales from Dana to the Off-Highway business and are, therefore, recast as third-party sales. Sales under such arrangements totaled $86 and $92 for each of the years ended December 31, 2024 and 2023 and are reflected as a reduction in net sales and cost of sales in the Removal of Off-Highway Business balances.

c.	Upon completion of the sale of the Off-Highway business Dana incurred an estimated $39 in deal contingent fees. In addition, during the fourth quarter of 2025, Dana incurred an estimated $20 of separation related costs related to the sale of the Off-Highway business. Other accrued liabilities includes $59 for these estimated transaction costs related to the sale of the Off-Highway business.

d.	The estimated gain on the sale of the Off-Highway business assuming the sale was calculated as of September 30, 2025 is as follows:

Cash proceeds from sale	$2,664
Less: Estimated transaction costs	(59)
Net cash proceeds	2,605
Net assets sold	(1,103)
Accumulated other comprehensive loss	(215)
Pre-tax gain on sale	$1,287

For purposes of the unaudited pro forma consolidated balance sheet, the estimated pre-tax gain recognized in retained earnings is based on the net carrying value of the Off-Highway business as of September 30, 2025 rather than as of the closing date of the transaction. As a result, the estimated pre-tax gain reflected herein may differ materially from the actual pre-tax gain on the sale of Off-Highway business as of the closing date because of the differences in the carrying value of assets, liabilities, and accumulated other comprehensive loss at the closing date. In addition, no tax effects of the gain are being reflected. Further, the cash sale price is subject to adjustment based on net working capital and net indebtedness balances as of the closing date.

e.	Interest expense includes an estimated reduction of $51 for the nine months ended September 30, 2025 and an estimated reduction of $65 for the year ended December 31, 2024 to reflect deploying a portion of the Off-Highway business sale transaction proceeds to effect the following pro forma adjustments effective January 1, 2024 (unless indicated otherwise) associated with Dana’s long-term debt and Term A Facility:

•	Purchase or redeem $400 of 5.375% Senior Notes due November 15, 2027
•	Purchase or redeem $400 of 5.625% Senior Notes due June 15, 2028
•	Purchase $164 of 3.000% Senior Euro Notes due July 15, 2029
•	Purchase $173 of 4.250% Senior Notes due September 1, 2030
•	Purchase $10 of 8.500% Senior Euro Notes due July 15, 2031
•	Purchase $152 of 4.500% Senior Notes due February 15, 2032
•	Pay down $250 Term A Facility (adjustment effective from July 31, 2025 original issuance date)

Long-term debt, less debt issuance costs includes a $1,299 reduction to reflect the Senior Note and Senior Euro Note purchases and redemptions discussed above. Short-term debt includes a $250 reduction to reflect the Term A Facility repayment discussed above.

Loss on extinguishment of debt includes $6 related to the write-off of previously deferred financing costs associated with the debt reductions discussed above for the year ended December 31, 2024. Long-term debt, less debt issuance costs includes a $6 increase to reflect the write-off of the previously deferred financing costs associated with the debt reductions discussed above

f.	Reflects the utilization of $1,549 of the cash proceeds from the Off-Highway business sale transaction to purchase and redeem $1,299 of Senior Notes and Senior Euro Notes and the repayment of the $250 Term A Facility.

g.	In connection with the sale of the Off-Highway business, Dana entered into transition services agreements with Allison. Services to be provided by Dana under the transition services agreements included finance, information technology, human resources and certain other administrative services for periods up to 12 months. Other income (expense), net includes $33 related to transition services income during the year ended December 31, 2024.

h.	Reflects the impact of the other transaction adjustments at the applicable statutory income tax rates, where valuation allowances were not required, based on the locations generating the related taxable activity. The tax effects of the transaction adjustments resulted in income tax expense of $11 and $19 for the nine months ended September 30, 2025 and year ended December 31, 2024, respectively.

i.	The $6 adjustment to retained earnings reflects the $6 loss on extinguishment of debt related to the write-off of previously deferred financing costs associated with the debt reductions.

j.	The weighted-average common shares outstanding used for pro forma diluted earnings per share from continuing operations for the nine months ended September 30, 2025 were adjusted to include the effects of dilutive common stock equivalents as a result of the pro forma income for the period.

The weighted-average common shares outstanding used for pro forma diluted loss per share for the year ended December 31, 2023 were adjusted to exclude the effects of common stock equivalents as a result of the pro forma loss for the period.